SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 18, 2007

                              WINTHROP REALTY TRUST
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

                 001-06249                              34-6513657
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        (Commission File Number)            (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

      On June 18, 2007, Winthrop Realty Trust (the "Trust") announced that it had received payment on account of four of its mezzanine loans in its Marc Realty office portfolio. The foregoing description is qualified in its entirety by reference to the press release issued June 18, 2007, which is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

      On June 19, 2007, the Trust announced that Lex-Win extended the expiration date of its previously announced tender offer for up to 45,000,000 shares of Wells Real Estate Investment Trust, Inc. at a price of $9.30 per share. The tender offer has been extended so that it will now expire at 5:00 p.m. New York time on July 12, 2007 unless the offer is further extended. The foregoing description is qualified in its entirety by reference to the press release issued June 19, 2007, which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

      On June 21, 2007, the Trust announced that it made a $17.6 million first mortgage bridge loan secured by the property located at 180 N. Michigan, Chicago, Illinois. The loan bears interest at 7.32% per annum, requires monthly payments of interest only and matures on June 20, 2008. In addition to the stated rate of return, Winthrop is entitled to additional interest of 50% of all capital proceeds after a return to the owner of $4.7 million plus 8.5% thereon. The loan was made in connection with Winthrop's existing relationship with Marc Realty LLC. The foregoing description is qualified in its entirety by reference to the press release issued June 21, 2007, which is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

            (d)   Exhibits

            99.1  Press Release dated June 18, 2007

            99.2  Press Release dated June 19, 2007

            99.3  Press Release dated June 21, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22nd day of June, 2007.

                                             WINTHROP REALTY TRUST


                                             By: /s/ Peter Braverman
                                                 -------------------------------
                                                 Peter Braverman
                                                 President